UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road,  Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

720-529-3336
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.*

On March 2, 2016, the Company’s Chief Executive Officer,  Tim Laney, received the Banker of Distinction Award from the Colorado Bankers Association.

The press release issued by the Company is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 3, 2016

*The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

	By:	/s/ Zsolt K. Besskó
		Name:	Zsolt K. Besskó
		Title:	Chief Administrative Officer & General Counsel

Date: March 3, 2016